UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2021

DSS INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Framark Drive

Victor, New York 14564

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 Par Value	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 10, 2021, DSS Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the Company’s entry into a stock purchase agreement (the “SPA”) with American Pacific Bancorp (“APB”), which provided for an investment of up to $40,000,200 by DSS into APB for an aggregate of 6,666,700 shares of the APB’s Class A Common Stock, par value $0.01 per share. This Amendment No. 1 to the Original Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment no later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the Securities and Exchange Commission. No other modifications to the Original 8-K are being made by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of APB, which includes balance sheet, statements of operations, statements of changes in shareholders’ equity, and statements of cash flows for the years ended December 31, 2020, and 2019, and the unaudited condensed consolidated financial statements of APB for the six months ended June 30, 2021, which include the condensed consolidated balance sheets, condensed consolidated statements of operations, condensed consolidated statements of changes in shareholders’ equity, and condensed consolidated statements of cash flows.

(b) Pro Forma Financial Information.

The Company and APB’s unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet and statement of operations as of December 31, 2020, and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021, and the notes related thereto, are included as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits:

Number	Description
99.1	Audited consolidated financial statements of APB as of and for the years ended December 31, 2020 and 2019 and accompany Report of Lo and Kwong C.P.A. & Co.

99.2	Unaudited condensed consolidated financial statements of APB as of June 30, 2021 and for the six months ended June 30, 2021.

99.3	Unaudited pro forma condensed combined financial statements of DSS, Inc. and APB and the notes related thereto for the periods ended December 31, 2020 and the nine months ended September 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

November 19, 2021	By:	/s/ Jason Grady
	Name:	Jason Grady
	Title:	Chief Executive Officer